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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

INNOVATIVE SOLUTIONS AND SUPPORT, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

 INNOVATIVE SOLUTIONS AND SUPPORT, INC.
720 Pennsylvania Drive
Exton, Pennsylvania 19341
610-646-9800

IMPORTANT NOTICE

CHANGE OF LOCATION FOR THE
2020 ANNUAL MEETING OF SHAREHOLDERS

        The following Notice of Change of Location relates to the Proxy Statement of Innovative Solutions and Support, Inc., dated January 24, 2020, furnished to shareholders of the Company in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Shareholders to be held on April 16, 2020. The purpose of this Notice is to announce a change in the location of the Annual Meeting to a virtual meeting format only, via webcast. This Notice is being filed with the Securities and Exchange Commission and is being made available to shareholders on or about April 1, 2020.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT

NOTICE OF CHANGE OF LOCATION
OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 16, 2020

Dear Shareholder:

        Due to the emerging public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our employees, shareholders, and partners, NOTICE IS HEREBY GIVEN that the location of the Annual Meeting of Shareholders (the "Annual Meeting") of Innovative Solutions and Support, Inc. (the "Company") has been changed. As previously announced, the Annual Meeting will be held on Thursday, April 16, 2020 at 10:00 AM, Eastern Time. In light of public health impact described above, the Company has decided to hold the Annual Meeting in a virtual meeting format only. You will not be able to attend the Annual Meeting in person.

        As described in the proxy statement and accompanying materials (collectively, the "Proxy Statement") for the Annual Meeting, dated January 24, 2020, you are entitled to notice of, and to vote at the Annual Meeting, if you were a shareholder of record as of the close of business on February 18, 2020, the record date. In order to attend the virtual Annual Meeting at www.virtualshareholdermeeting.com/ISSC2020, you must enter the control number found on your proxy card or voting instruction form. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting. You may still vote by telephone, via the internet, or by mailing a completed proxy card. All references to attending the meeting "in person" or voting "in person" in the Proxy Statement shall refer to attending the virtual meeting "via the hosting website" or voting "via the hosting website".

        Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in advance of the meeting by one of the methods described in the proxy materials for the Annual Meeting. The proxy card included with this Notice shall be used to vote your shares in connection with the Annual Meeting.

/s/ GEOFFREY S. M. HEDRICK Chairman of the Board and Chief Executive Officer

April 1, 2020

THE ANNUAL MEETING ON APRIL 16, 2020 AT 10:00 AM, EASTERN TIME WILL BE ACCESSIBLE AT www.virtualshareholdermeeting.com/ISSC2020.

A COPY OF THE PROXY STATEMENT, THE FORM OF PROXY, AND THE ANNUAL REPORT FOR THE YEAR ENDED ON SEPTEMBER 30, 2019 ARE AVAILABLE AT www.proxyvote.com.

 INNOVATIVE SOLUTIONS AND SUPPORT, INC.
720 Pennsylvania Drive
Exton, Pennsylvania 19341
610-646-9800

ADDITIONAL INFORMATION ABOUT THE VIRTUAL ANNUAL MEETING

Attendance and Participation

        Our virtual Annual Meeting will be conducted on the Internet via webcast. You will be able to participate online and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/ISSC2020. Shareholders will be able to vote their shares electronically during the Annual Meeting.

        To participate in the Annual Meeting, you will need the 16-digit control number included on your proxy card or your voting instruction form. The Annual Meeting will begin promptly at 10:00 a.m., Eastern Time. We encourage you to access the Annual Meeting prior to the start time. Online access will begin at 9:45 a.m., Eastern Time.

        The virtual Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure they have a strong Internet connection wherever they intend to participate in the Annual Meeting. Participants should also allow plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Annual Meeting.

Questions

        Shareholders may submit questions during the Annual Meeting. If you wish to submit a question, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/ISSC2020, typing your question into the "Ask a Question" field, and clicking "Submit."

        Questions pertinent to the Annual Meeting will be answered during the Annual Meeting, subject to time constraints. Additional information regarding the ability of shareholders to ask questions during the Annual Meeting and other materials for the Annual Meeting will be available at www.virtualshareholdermeeting.com/ISSC2020.

Technical Difficulties

        If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call 800-586-1548 (Toll Free) or 303-562-9288 for assistance. Technical support will be available beginning at 9:45 a.m., Eastern Time on April 16, 2020 through the conclusion of the Annual Meeting.

        Additional information regarding matters addressing technical and logistical issues, including technical support during the Annual Meeting, will be available at www.virtualshareholdermeeting.com/ISSC2020.

 Innovative Solutions & Support, Inc. Announces Location Change
of Annual Meeting of Shareholders to be held on April 16, 2020

        Exton, PA.—April 1, 2020—Innovative Solutions & Support, Inc. ("IS&S" or the "Company") (NASDAQ: ISSC) today announced notice of a change in location of its Annual Meeting of Shareholders to be held on April 16, 2020 (the "Annual Meeting"). In light of public health concerns regarding the coronavirus outbreak (COVID-19), and the travel and public gathering restrictions being imposed throughout Pennsylvania as a result thereof, the Annual Meeting has been changed to be held in a virtual meeting format only.

        Shareholders as of the close of business on February 18, 2020, which is the record date for the Annual Meeting, can attend the virtual meeting via www.virtualshareholdermeeting.com/ISSC2020. Further information regarding the change of location of the Annual Meeting can be found in the Notice of Change of Location filed by IS&S with the U.S. Securities and Exchange Commission on April 1, 2020.

        As described in the proxy statement for the Annual Meeting previously made available (the "Proxy Statement"), IS&S shareholders are entitled to notice of and to vote at the Annual Meeting if they were a shareholder of record as of the close of business on February 18, 2020, or hold a proxy card for the meeting provided by their broker (together with a copy of a brokerage statement reflecting such shareholder's common stock ownership as of the record date). Whether or not a shareholder plans to attend the Annual Meeting by virtual means, the Company urges its shareholders to vote and submit their proxy in advance of the Annual Meeting by one of the methods described in the Proxy Statement. The proxy card included with the Proxy Statement will not be updated to reflect the information provided above and may continue to be used to vote each shareholder's shares in connection with the Annual Meeting. If IS&S shareholders have previously submitted a proxy using one of the methods described in the Proxy Statement and proxy card, their vote will be counted and they do not need to submit a new proxy or vote at the Annual Meeting, although IS&S shareholders may change or revoke their vote by attending the Annual Meeting and voting virtually or by one of the other methods described in the Proxy Statement.

        IS&S shareholders who have questions about the Proxy Statement or voting their shares should contact the Company's Secretary and Chief Financial Officer, Relland M. Winand, at (610) 646-9800.

About Innovative Solutions & Support, Inc.

        Headquartered in Exton, Pa., Innovative Solutions & Support, Inc. (www.innovative-ss.com) is a systems integrator that designs and manufactures flight guidance and cockpit display systems for Original Equipment Manufacturers (OEMs) and retrofit applications. The company supplies integrated Flight Management Systems (FMS), auto-throttle systems and advanced GPS receivers for precision low carbon footprint navigation.

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INNOVATIVE SOLUTIONS AND SUPPORT, INC. 720 Pennsylvania Drive Exton, Pennsylvania 19341 610-646-9800 IMPORTANT NOTICE CHANGE OF LOCATION FOR THE 2020 ANNUAL MEETING OF SHAREHOLDERS
NOTICE OF CHANGE OF LOCATION OF ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON APRIL 16, 2020
INNOVATIVE SOLUTIONS AND SUPPORT, INC. 720 Pennsylvania Drive Exton, Pennsylvania 19341 610-646-9800
ADDITIONAL INFORMATION ABOUT THE VIRTUAL ANNUAL MEETING
Innovative Solutions & Support, Inc. Announces Location Change of Annual Meeting of Shareholders to be held on April 16, 2020